EXHIBIT 10.19



                            FOURTH AMENDMENT OF LEASE


         THIS FOURTH AMENDMENT OF LEASE is made as of the 30th day of September, 1999, by and between OPTA FOOD INGREDIENTS, INC., a Delaware corporation, with an address of 25 Wiggins Avenue, Bedford, Massachusetts (the "Lessor"), successor in interest to Springfield Institution for Savings and METRISA, INC., a Delaware corporation, having a principal office of 25 Wiggins Avenue, Bedford, Massachusetts (the "Lessee"), successor in interest to Holometrix, Inc. and Tytronics, Incorporated.

                                R E C I T A L S :

         A. Reference is hereby made to a certain Lease, dated June 28, 1991, by and between Griffith Bedford Realty Trust, predecessor in interest to Springfield Institution for Savings as lessor and Holometrix, Inc. and Tytronics Incorporated as lessee, demising certain premises (the "Premises") located at 25 Wiggins Avenue, Bedford, Middlesex County, Massachusetts, as amended by First Amendment of Lease (the "First Amendment") dated August 19, 1993, by Second Amendment of Lease (the "Second Amendment") dated January 15, 1995 and by Third Amendment of Lease dated September 30, 1996 (the "Third Amendment" and together, the "Lease");

         B. Lessor and Lessee are the current holders, respectively, of the landlord and tenant interest under the Lease.

         C. Lessor and Lessee wish to amend the Lease upon such terms and conditions as are hereinafter provided.

                              A G R E E M E N T S :

         IN CONSIDERATION OF One ($1.00) Dollar, the mutual covenants as hereinafter contained and other good and valuable consideration, Lessor and Lessee agree to amend the Lease, effective as of the date hereof, as follows:

          1. The term of the Lease shall be extended for three (3) years, commencing October 1, 1999 and expiring on September 30, 2002; provided, however, that on or prior to June 1, 2000, Lessor and Lessee shall each have the right to notify the other of their intention to terminate the Lease by written notice to the other or the lease will extend for the period October 1, 2000 through September 30, 2001; and that on or prior to June 1, 2001, Lessor and Lessee shall each have the right to notify the other of their intention to terminate the Lease by written notice to the other or the lease will extend for the period October 1, 2001 through September 30, 2002.

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          2. Base Rend under Article III, Section 1 of the Lease is revised as follows: Annually, for the period October 1, 1999 through September 30, 2000, the amount of One Hundred Six Thousand Four Hundred ($106,400.00) Dollars payable in equal monthly installments of Eight Thousand Eight Hundred Sixty Six and 67/100 ($8,866.67) Dollars; for the period October 1, 2000 through September 30, 2001, the amount of One Hundred Fourteen Thousand ($114,000.00) Dollars, payable in equal monthly installments of Nine Thousand Five Hundred ($9,500.00) Dollars; and for the period October 1, 2001 through September 30, 2002, the amount of One Hundred Twenty One Thousand Six Hundred ($121,600.00) Dollars payable in equal monthly installments of Ten Thousand One Hundred Thirty Three and 33/100 ($10,133.33) Dollars.

          3. In addition to, and not in substitution for, any other obligations of Lessee under the Lease, Lessee agrees that it shall comply with all laws, rules, regulations and orders ("Laws") affecting its tenancy, including, without limitation, those concerning hazardous materials, as defined by state or federal law. Lessee shall forthwith send Lessor a copy of any notice received by Lessor concerning any alleged violation of Laws and shall cure any such violation within the period set forth in such notice or sixty (60) days, whichever is sooner. If Lessee has not effected a cure within such time, Lessor may, without in any way being liable to do so, effect such cure and Lessee shall pay Lessor all amounts so incurred by Lessor, as additional rent, together with interest at the prime rate of Fleet Bank, N.A., or any successor thereto, within ten (10) days of invoice by Lessor.

          4. Except as hereinabove amended, the Lease shall remain in full force and effect.


                                        LESSOR:

                                        OPTA FOOD INGREDIENTS, INC.



                                        By:____________________________________
                                        Title:_________________________________


                                        LESSEE:

                                        METRISA, INC.



                                        By:____________________________________
                                        Title:_________________________________


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